UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2015

CONMED CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-16093	16-0977505
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 French Road
Utica, New York	13502
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 797-8375

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 15, 2015, CONMED Corporation, a New York corporation (“CONMED”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among CONMED, Nemo Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of CONMED (“Merger Sub”), SurgiQuest, Inc., a Delaware corporation (“SurgiQuest”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative of SurgiQuest’s equity holders (the “Holder Representative”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into SurgiQuest (the “Merger”), with SurgiQuest surviving the Merger as a wholly-owned subsidiary of CONMED.

Pursuant to the Merger Agreement, CONMED will pay SurgiQuest’s equity holders an aggregate of $265 million in cash, as adjusted and payable pursuant to the Merger Agreement (the “Merger Consideration”), upon the closing of the Merger (the “Closing”). The adjustments to the Merger Consideration include, among others, (i) a working capital adjustment, (ii) an upward adjustment for any cash held by SurgiQuest at the Closing, and (iii) a downward adjustment for the amount of SurgiQuest’s indebtedness, expenses related to the transaction and other related fees and expenses.

The Merger Agreement contains customary representations, warranties and covenants of CONMED, Merger Sub and SurgiQuest, as well as the Holder Representative, including an agreement by SurgiQuest to conduct its business in the ordinary course until the Closing. Pursuant to the Merger Agreement, CONMED and SurgiQuest’s equity holders have also agreed to customary indemnification obligations for damages that result from any breaches of the respective representations, warranties and covenants of CONMED and SurgiQuest, subject to stated thresholds and limitations in the case of certain representations and warranties.

The Merger is subject to customary conditions to Closing, including, among others, (i) the adoption of the Merger Agreement by the requisite holders of SurgiQuest’s shares of common and preferred stock (which condition has been satisfied by a written consent executed on November 15, 2015 following the execution of the Merger Agreement), and (ii) expiration (or early termination) of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended. There is no financing condition to the Merger. CONMED and SurgiQuest have each agreed to pay the other a $10 million termination fee under certain limited circumstances, as further described in the Merger Agreement. Completion of the Merger is expected to occur early in the first quarter of 2016.

The representations, warranties and covenants contained in the Merger Agreement (i) were made solely for the purposes of the Merger Agreement, (ii) were made solely for the benefit of the parties to the Merger Agreement, (iii) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, (iv) have been included in the Merger Agreement as a method of allocating risks and governing the contractual rights and relationships among the parties to the Merger Agreement rather than establishing matters as facts, (v) have been qualified by certain confidential disclosures not reflected in the text of the Merger Agreement, and (vi) may apply standards of materiality and other qualifications, exceptions and limitations that may differ from what may be viewed as material by investors. Accordingly, none of CONMED’s stockholders or any other third parties should rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts, circumstances or conditions of CONMED, Merger Sub, SurgiQuest, any of CONMED’s subsidiaries, any of the parties’ respective affiliates or any other person. The Merger Agreement and the summaries thereof are not intended to modify or supplement any factual disclosures about CONMED and should not be relied upon as disclosure about CONMED or its business. The Merger Agreement should not be read alone, but should instead be read in conjunction with other information regarding CONMED that is or will be disclosed in reports that CONMED files from time to time with the Securities and Exchange Commission (the “SEC”). Factual disclosures about CONMED contained in public reports filed with the SEC may supplement, update or modify the factual disclosures contained in the Merger Agreement.

CONMED intends to finance the Merger Consideration from a combination of available cash and borrowings under its existing credit agreement, which was previously filed as Exhibit 10.1 to CONMED’s Current Report on Form 8-K filed with the SEC on April 28, 2015 (the “Existing Credit Agreement”) and which it intends to amend in connection with the consummation of the Merger to permit the consummation of the Merger, and $150 million of additional borrowings under a new term loan facility. CONMED has entered into a commitment letter with J.P. Morgan Securities LLC and JPMorgan Chase Bank, N.A., pursuant to which they have agreed, in the event that CONMED does not amend the Existing Credit Agreement to facilitate the financing of the Merger, to provide credit facilities and backstop commitments (the “Credit Facilities”) to (i) fully pay the Merger Consideration, and (ii) in the event that requisite consents to amend the Existing Credit Agreement are not received, refinance and replace the revolving facility under the Existing Credit Agreement with a new revolving facility. The Credit Facilities are subject to a number of customary conditions, including entering into definitive documentation and the consummation of the Merger pursuant to the Merger Agreement.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01	Other Events.

On November 16, 2015, CONMED announced that it will be paying a quarterly cash dividend of $0.20 per share on January 5, 2016 to all shareholders of record as of December 15, 2015.

A copy of the press release issued by CONMED on November 16, 2015 announcing that CONMED has entered into the Merger Agreement is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1	Agreement and Plan of Merger, dated November 15, 2015, by and among CONMED Corporation, Nemo Acquisition Sub, Inc., SurgiQuest, Inc. and Shareholder Representative Services LLC.

99.1	Press Release, dated November 16, 2015, issued by CONMED Corporation.

Disclosure Regarding Forward-Looking Statements

This Current Report on Form 8-K and the other documents referenced herein may contain certain forward-looking statements (including “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995) with respect to the financial condition, results of operations and business of CONMED and certain plans and objectives of CONMED. All statements other than statements of historical or current fact included in this Form 8-K are statements that could be deemed forward-looking statements. Often, but not always, forward-looking statements can be identified by the use of words such as “plans,” “expects,” “expected,” “scheduled,” “estimates,” “intends,” “anticipates” or “believes,” or variations of such words and phrases, or can state that certain actions, events, conditions, circumstances or results “may,” “could,” “would,” “might” or “will” be taken, occur or be achieved. These forward-looking statements are based upon the current beliefs and expectations of CONMED, members of its senior management team and its Board of Directors, and are subject to significant risks and uncertainties, including factors outside of CONMED’s control. Such risks and uncertainties contained in forward-looking statements can include, without limitation: prospective performance and opportunities and the outlook for CONMED’s and SurgiQuest’s businesses; the ability of CONMED to advance SurgiQuest’s product lines following the Merger; uncertainties as to the timing for completion of the Merger; the possibility that various conditions to complete the Merger may not be satisfied or waived; transaction costs in connection with the Merger; the potential effects of the Merger on relationships with employees, customers, other business partners or governmental entities; the state of the credit markets generally and the availability of financing; other business effects, including the effects of industry, economic or political conditions outside of CONMED’s control; any assumptions underlying any of the foregoing; and other risks and uncertainties which may be detailed from time to time in reports filed by CONMED with the Securities and Exchange Commission. CONMED’s shareholders and other investors are cautioned that any such forward-looking statements are not guarantees of future performance and to not place undue reliance on these forward-looking statements, as actual results may differ materially from those currently anticipated. All forward-looking statements are based on information currently available to CONMED, and CONMED undertakes no obligation to update any such forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONMED CORPORATION
(Registrant)

By:	/s/ Luke A. Pomilio
Name:	Luke A. Pomilio
Title:	Executive Vice President, Finance and Chief Financial Officer

Date: November 16, 2015

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Agreement and Plan of Merger, dated November 15, 2015, by and among CONMED Corporation, Nemo Acquisition Sub, Inc., SurgiQuest, Inc. and Shareholder Representative Services LLC.

99.1	Press Release, dated November 16, 2015, issued by CONMED Corporation.